UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2009 (November 9, 2009)

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12959 Coral Tree Place, Los Angeles, CA	90066-7020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(310) 482-5800

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 9, 2009, in our litigation against Endicia, Inc. and PSI Systems, Inc., the United States District Court for the Central District of California granted the summary judgment motion of Endicia, Inc. and PSI Systems, Inc. that the fifteen claims we selected from eight patents are invalid.  We were required to select fifteen claims from amongst the over six hundred claims available in the eleven patents we initially asserted.  We disagree with the ruling and intend to file an appeal.

The second lawsuit, which was filed by PSI Systems, Inc. August 8, 2008, and in which we have asserted four additional patents against PSI, was not the subject of this ruling and remains pending.

For further information about Stamps.com litigation, please refer to our quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

November 13, 2009	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer